Financial instruments	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial instruments
19.	Financial instruments:

The Company’s financial instruments consist of cash and cash equivalents, trade and other receivables, derivative assets, trade and other payables, employee benefit obligations, short term advances, loans, notes payable and bank indebtedness, deferred consideration and the Company’s earn-out obligation. The fair values of these financial instruments, except the derivative asset, certain of the notes payable balances, the deferred consideration and the earn-out obligation, approximate carrying value because of their short-term nature. The earn-out obligation and derivate asset are classified as financial instruments recorded at fair value through earnings. For all other balances, the fair value of these financial instruments approximates carrying value; the Scotia Facility is a floating rate instrument and due to the subordinate nature of the Crown Note, management has assessed that the carrying value of this fixed rate instrument reflects fair value.

An established fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is available and significant to the fair value measurement. There are three levels of inputs that may be used to measure fair value:

•	Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

•	Level 2 - inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

•	Level 3 - inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Company’s derivative asset was carried at fair value as disclosed in note 12. The fair value of the derivative asset was determined using models to estimate the present value of expected future cash flows. The derivative asset was considered a Level 2 instrument because, while observable inputs are available, they were not quoted in an active market.

The Company’s earn-out obligation is measured at fair value on a recurring basis using significant unobservable inputs (Level 3). The Earn-Out Obligation relates to the GAA acquisition in 2014. The total purchase price under the acquisition included an additional $14,655,000 payable within 4.5 years after closing based on the achievement of certain financial performance targets of GAA. This valuation technique included inputs relating to estimated cash outflows under the arrangement and the use of a discount rate appropriate to the Company. During the year ended December 31, 2017, the Company revised its assumptions underlying the discount rate used in the calculation of the fair value of the earn-out obligation to account for changes in the underlying credit risk of the Company and also adjusted the model based on current expectations of the financial performance of GAA for the remainder of the earn-out period. This was performed in conjunction with the impairment analysis performed on the GAA cash generating unit.

The downward adjustment of the discount rate from 3.80% at December 31, 2016 to 3.59% at December 31, 2017, in conjunction with adjustments to certain of the cash flow probabilities in the model, resulted in a decrease of $11,747,441 to the fair value of the earn-out obligation. The impact of this adjustment was recorded as finance income.

The fair value measurements are sensitive to the discount rate used in calculating the fair values as well as the probability assessments used. A 1% increase in the discount rate would reduce the fair value of the earn-out obligation by $26,819.    During the year ended December 31, 2017, the Company recorded accretion expense of $473,738 in relation to this liability, reflecting the change in fair value of the liabilities that is attributable to credit risk.

Reconciliation of level 3 fair values:

Earn-out Obligation
Balance as at January 1, 2017	$13,149,130
Recorded in finance expense:
Accretion expense	473,738
Fair value adjustment	(11,747,441)
Balance as at December 31, 2017	$1,875,427

The Company’s financial instruments are exposed to certain financial risks, including credit risk, liquidity risk and market risk.

(a)	Credit risk:

Credit risk is the risk of financial loss to the Company if counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s cash and cash equivalents, and trade receivables. The carrying amount of the financial assets represents the maximum credit exposure.

The Company limits its exposure to credit risk on cash and cash equivalents by placing these financial instruments with high-credit quality financial institutions and only investing in liquid, investment grade securities.

The Company has a number of individual customers and no one customer represents a concentration of credit risk.

The carrying amount of trade receivables is reduced through the use of an allowance account and the amount of the loss is recognized in the income statement within anesthesia services expense and product sales expense. When a receivable balance is considered uncollectible it is written off against the allowance. Subsequent recoveries of amounts previously written off are credited against operating expenses in the income statement.

No one customer accounts for more than 10% of the Company’s consolidated revenue. The Company establishes a provision for losses on accounts receivable if it is determined that all or part of the outstanding balance is uncollectable. Collectability is reviewed regularly and an allowance is established or adjusted, as necessary, using a combination of the specific identification method and historic collection patterns. The following table sets forth details of the age of receivables that are not overdue as well as an analysis of overdue amounts and related allowance for the doubtful accounts.

	2017	2016

Total trade receivables	$20,589,210	$13,934,290
Less: allowance for doubtful accounts	(5,363,657)	(4,129,370)
Total trade receivables, net	$15,225,553	$9,804,920

Of which:
Current	$10,065,389	$7,781,818
31 to 60 days	3,251,297	1,674,626
61 to 90 days	2,359,768	1,147,918
91 days or greater	4,912,756	3,329,928
Total trade receivables	$20,589,210	$13,934,290

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk at the reporting date was:

	2017	2016

Cash and cash equivalents	$12,486,884	$9,507,004
Trade receivables	15,225,553	9,804,920
	$ 27,712,437	$ 19,311,924

Continuity of allowance for bad debts:
Beginning balance	$4,129,370	$2,344,684
Write-offs	(4,065,645)	(2,180,257)
Provision	5,302,732	3,964,943
Other	(2,800)	-

Total allowance for bad debts	$5,363,657	$4,129,370

(b)	Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company ensures that there is sufficient liquidity to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash. The relative maturity in respect of contractual and legal obligations are summarized as follows:

At December 31, 2017	Maturity
	TOTAL	Less than one year	One to three years	Four to five years	After five years

Trade and other payables	$5,661,844	$5,661,844	$-	$-	$-

Employee benefits	500,754	500,754	-	-	-
Notes payable and bank indebtedness	68,502,574	4,018,179	64,484,395	-	-

Earn-out obligation	1,977,334	-	1,977,334	-	-

Deferred consideration	3,300,000	1,000,000	2,300,000	-	-
	$79,942,506	$11,180,777	$68,761,729	$-	$-

The Company also has financial obligations in respect of its normal course issuer bid. Refer to note 15(e).

At December 31, 2016	Maturity
	TOTAL	Less than one year	One to three years	Four to five years	After five years

Trade and other payables	$3,229,685	$3,229,685	$-	$-	$-

Employee benefits	226,874	226,874	-	-	-
Notes payable and bank indebtedness	48,495,668	8,970,825	39,524,843	-	-

Earn-out obligation	14,120,227	-	14,120,227	-	-

Deferred consideration	4,200,000	900,000	3,300,000	-	-

	$70,272,454	$13,327,384	$56,945,070	$-	$-

(c)	Market risk:

Market risk is the risk that changes in market prices, such as foreign currency exchange rates and interest rates, will affect the Company’s income or the value of the financial instruments held.

(i)	Foreign currency risk:

The majority of the Company’s sales and purchases are made in U.S. dollars. However, certain of the Company’s revenues and expenses are denominated in Canadian dollars. Foreign currency risk reflects the risk that the Company’s earnings will be impacted by fluctuations in exchange rates. The objective of the Company’s foreign exchange risk management activities is to minimize transaction exposures and the resulting volatility of the Company’s earnings. The Company manages this risk by pricing sales in U.S. dollars or the currency of the expenses being incurred. The Company has not entered into any forward foreign exchange contracts as at December 31, 2017. Due to the immaterial nature of the Company’s Canadian dollar revenues and expenses, foreign currency risk in this area is considered low. Similarly, foreign currency risk in respect of foreign currency denominated working capital balances is also low due to its limited value and exposure.

At December 31, 2016, the Company had a Canadian dollar denominated loan. The Company had entered into a cross currency swap to mitigate foreign currency risk in respect of the loan (note 12). Foreign exchange gains and losses arising from the revaluation of the loan were included in earnings, but offset by gains and losses arising on the cross currency swap derivative contract. As a result, with all other variables held constant, a 10% point increase in the value of the Canadian dollar relative to the U.S. dollar would not have had a material impact on net income.

(ii)	Interest rate risk:

As at December 31, 2017, the Company’s only interest bearing liability is its Scotia Facility. With respect to the Company’s Scotia Facility, with all other variables held constant, a 10% point increase in the interest rate would have reduced net income by approximately $164,000 (2016 - $92,000) for the year ended December 31, 2017. There would be an equal and opposite impact on the net income with a 10% point decrease.